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                                                                    Exhibit 23.3

            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of chinadotcom corporation of our report dated February 9, 2004 relating to the financial statements of IMI Global Holdings Ireland Limited, which appears in chinadotcom corporation's Annual Report on Form 20-F for the year ended December 31, 2003.

   /s/PricewaterhouseCoopers LLP
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PricewaterhouseCoopers LLP
Philadelphia, PA
August 23, 2004